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                                                                  EXHIBIT (h(1))




                                 [     ] SHARES

                 VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

                      COMMON SHARES OF BENEFICIAL INTEREST

                            PAR VALUE $.01 PER SHARE










                             UNDERWRITING AGREEMENT









____ __, 1998






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                                                              June __, 1998



Morgan Stanley & Co. Incorporated
A.G. Edwards & Sons Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
Dain Rauscher Wessels
Fahnestock & Co. Inc.
First of Michigan Corporation
Gruntal & Co. Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Raymond James & Associates, Inc.
c/o Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York  10036


Dear Sirs and Mesdames:

         VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST, a Massachusetts business trust (the "FUND"), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") [ ] shares of its common shares of beneficial interest, $.01 par value per share (the "FIRM SHARES"). The Fund also proposes to issue and sell to the several Underwriters not more than [ ] additional common shares of beneficial interest, $.01 par value per share (the "ADDITIONAL SHARES"), if and to the extent that you, as Manager(s) of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The Common Shares of beneficial interest, $.01 par value per share, of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON SHARES."






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         The Fund has filed with the Securities and Exchange Commission (the
"COMMISSION") a notification on Form N-8A (the "NOTIFICATION") of registration of the Fund as an investment company and a registration statement on Form N-2, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended, is hereinafter referred to as the "REGISTRATION STATEMENT." The Prospectus in the form first used to confirm sales of Shares, together with the Statement of Additional Information incorporated therein by reference, are hereinafter referred to as the "PROSPECTUS." The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder are collectively referred to as the "SECURITIES ACT"; the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder are collectively referred to as the "INVESTMENT COMPANY ACT"; and the Securities Act and the Investment Company Act are collectively referred to as the "ACTS."

         If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

         1. Representations and Warranties Relating to the Fund. The Fund and Van Kampen American Capital Investment Advisory Corp. (the "ADVISER"), jointly and severally, represent and warrant to and agree with each of the Underwriters that:

            (a) The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Fund or the Adviser, threatened by the Commission.

            (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances




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         under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

            (c) The Fund has been duly organized, is validly existing as an unincorporated business trust in good standing under the laws of the Commonwealth of Massachusetts, has the power and authority to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund. The Fund has no subsidiaries.

            (d) The Fund is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund or the Adviser, threatened by the Commission. No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations of the Commission thereunder (such act and rules being collectively referred to as the "ADVISERS ACT").

            (e) Each of this Agreement, the Investment Advisory Agreement between the Adviser and the Fund (the "ADVISORY AGREEMENT"), the Administration Agreement between Van Kampen American Capital, Inc. (the "ADMINISTRATOR") and the Fund (the "ADMINISTRATION AGREEMENT"), the Legal Services Agreement between the Administrator and the Fund (the "LEGAL SERVICES AGREEMENT"), the Custody Agreement between State Street Bank and Trust Company (the "CUSTODIAN") and the Fund (the "CUSTODIAN AGREEMENT") and the Transfer Agency Agreement between Boston Equiserve L.P. (the "TRANSFER AGENT") and the Fund (the "TRANSFER AGENCY AND SERVICE AGREEMENT") (this Agreement, the Advisory Agreement, the Administration Agreement, the Legal Services Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement are referred to herein, collectively, as the "FUNDAMENTAL AGREEMENTS") has been duly authorized, executed and delivered by the Fund. Each Fundamental Agreement, other than this Agreement, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of



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         the Fund, enforceable against the Fund in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (f) None of (i) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Dividend Reinvestment Plan (the "PLAN"), or (ii) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene any provision of law applicable to the Fund or the declaration of trust or by-laws of the Fund or any agreement or other instrument binding upon the Fund that is material to the Fund, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund which contravention would have a material adverse effect on the Fund or its ability to perform its obligations under any such Agreement. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained or as may be required by the Acts, the Securities Exchange Act of 1934 (such act and the rules and regulations of the Commission thereunder being collectively referred to as the "EXCHANGE ACT") or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

            (g) The authorized shares of beneficial interest of the Fund conform in all material respects to the description thereof contained in the Prospectus, and the declaration of trust and by-laws of the Fund, the Fundamental Agreements and the Plan conform in all material respects to the descriptions thereof contained in the Prospectus (except that no representation or warranty is made as to this Agreement).

            (h) The declaration of trust or by-laws of the Fund, the Fundamental Agreements and the Plan comply with all applicable provisions of the Acts, and all approvals of such documents required under the Investment Company Act by the Fund's shareholders and Board of Trustees have been obtained and are in full force and effect.

            (i) The Fundamental Agreements (other than this Agreement) and the Plan are in full force and effect and neither the Fund nor, to the



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         Fund's knowledge, any other party to any such agreement is in default thereunder and, to the knowledge of the Fund and the Adviser, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Fund is not currently in breach of, or in material default under, any other written agreement or instrument to which it or its property is bound or affected.

            (j) The common shares of beneficial interest, par value $.01 per share, of the Fund outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable and the form of certificates used to evidence such common shares is in due and proper form and complies with all provisions of applicable law.

            (k) The Shares have been duly authorized and, when issued, paid for and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any pre-emptive or similar rights except as disclosed in the Prospectus. No person has rights to the registration of any securities because of the filing of the Registration Statement.

            (l) The Shares and any common shares of beneficial interest, par value $.01 per share, of the Fund outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, Inc. (the "NEW YORK STOCK EXCHANGE"), subject to official notice of issuance. The Fund's Registration Statement on Form 8-A under the Exchange Act is effective.

            (m) The Fund intends to direct the investment of the proceeds of the offering described in the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "CODE"), and the Fund is eligible to qualify as a regulated investment company under Subchapter M of the Code.

            (n) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Fund, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Fund from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Prospectus.




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            (o) There are no legal or governmental proceedings pending or, to the knowledge of the Fund and the Adviser, threatened to which the Fund is a party or is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

            (p) The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals to own and use its assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Fund.

            (q) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the Acts.

            (r) The statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly the financial position of the Fund as at the date indicated and said statement has been prepared in conformity with generally accepted accounting principles. KPMG Peat Marwick LLP, whose report appears in the Prospectus, are independent public accountants with respect to the Fund as required by the Acts.

            (s) There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Prospectus, other than as described therein.

            (t) Any advertisement used with the written consent of the Fund in the public offering of the Shares pursuant to Rule 482 under the Securities Act (an "OMITTING PROSPECTUS") complies in all material respects with the requirements of Rule 482, and does not contain an untrue statement of a material fact.

         2. Representations and Warranties Relating to the Adviser. The Adviser represents and warrants to and agrees with each of the Underwriters that:




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            (a) The Adviser has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Adviser.

            (b) (i) The description of the Adviser in the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the description of the Adviser in the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) The Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement as an investment adviser to the Fund as contemplated by the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Adviser, threatened by the Commission.

            (d) Each of this Agreement and the Advisory Agreement has been duly authorized, executed and delivered by the Adviser and complies in all material respects with all applicable provisions of the Acts. The Advisory Agreement, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (e) The execution and delivery by the Adviser of, and the performance by the Adviser of its obligations under, this Agreement and the Advisory Agreement do not and will not contravene any provision of law applicable to the Adviser or the certificate of incorporation or by-laws




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         of the Adviser or any agreement or other instrument binding upon the
         Adviser that is material to the Adviser, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Adviser which contravention would have a material adverse effect on the Adviser or its ability to perform its obligations under any such Agreement. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory agency or court or other tribunal is required for the performance by the Adviser of its obligations under this Agreement or the Advisory Agreement except such as have been obtained or as may be required by the Acts, the Exchange Act or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

            (f) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened to which the Adviser is a party or is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

            (g) The Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals to own and use its assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Adviser.

            (h) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus.

            (i) The Advisory Agreement is in full force and effect and neither the Adviser nor, to the Adviser's knowledge, the Fund is in default thereunder and, to the knowledge of the Adviser, no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document.

            (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business or operations of the Adviser from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).





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         3. Agreements to Sell and Purchase. The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective number of Firm Shares set forth in Schedule I hereto opposite its name at the price of $10.00 per Share (the "PURCHASE PRICE").

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund further agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase from time to time in the aggregate, severally and not jointly, up to the total number of Additional Shares at the Purchase Price. If the Underwriters elect to exercise this right to purchase Additional Shares, Morgan Stanley & Co. Incorporated, on behalf of the Underwriters, shall so notify the Fund in writing not later than 45 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in
Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

         The Fund hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any of its Common Shares or any securities convertible into or exercisable or exchangeable for such Common Shares or (ii) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of its Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares or (B) any Common Shares of the Fund issued pursuant to the Plan.




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         4. Terms of Public Offering. The Fund and the Adviser are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Fund and the Adviser are further advised by you (i) that the Shares are to be offered to the public initially at a price of $10.00 per share (the "PUBLIC OFFERING PRICE"), and (ii) that the Underwriters may pay a fee to certain dealers selected by you not in excess of $0.30 a share.

         5. Payment and Delivery. Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the Underwriters at 10:00 A.M., New York City time, on ______ __, 1998, or at such other time on the same or such other date, in any event not later than ______ __, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than ______ __, 1998, as shall be designated in writing by you. Such notice shall be provided at least two business days prior to such Option Closing Date. The time and date of any such payment are hereinafter referred to as an "OPTION CLOSING DATE."

         The Firm Shares and Additional Shares to be purchased by each Underwriter hereunder shall be represented by one or more definitive global certificates in book-entry form which shall be deposited by or on behalf of the Fund with The Depository Trust Company ("DTC") or its custodian. The Fund shall deliver the Firm Shares and Additional Shares to you on the Closing Date or an Option Closing Date, as the case may be, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the account specified by the Fund in Federal (same day) funds, by causing DTC to credit the Firm Shares and Additional Shares to the account of Morgan Stanley & Co. Incorporated at DTC. The Fund shall cause the certificates representing the Firm Shares and Additional Shares to be made available to you for checking at least twenty-four hours prior to the Closing Date or such Option Closing Date, as the case may be, at the office of DTC or its designated custodian.






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         6. Conditions to the Underwriters' Obligations. The respective obligations of the Fund and the Adviser and the several obligations of the Underwriters are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

         The several obligations of the Underwriters are subject to the following further conditions:

            (a) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, of the Fund or the Adviser, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Fund from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

            (b) The Underwriters shall have received on the Closing Date separate certificates, dated the Closing Date and signed by an executive officer of each of the Fund and the Adviser in his or her capacity as such, to the effect that the respective representations and warranties of the Fund and the Adviser contained in this Agreement shall be true and correct in all material respects as of the Closing Date and that the Fund and the Adviser have complied in all material respects with all of the agreements and satisfied in all material respects all of the conditions on their parts to be performed or satisfied hereunder on or before the Closing Date. Each officer signing and delivering such a certificate may rely upon the best of his or her knowledge as to proceedings threatened.

            (c) The Adviser and the Fund shall have each performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.

            (d) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Fund, dated the Closing Date, to the effect that:

                  (i) such counsel has been orally advised by the staff of the
             Commission that the Registration Statement was declared effective under the Securities Act on [ ], 1998 and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no




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



             proceedings for such purpose are pending or threatened by the Commission;

                  (ii) the Fund has been organized, has legal existence and is in good standing as an unincorporated business trust under the laws of the Commonwealth of Massachusetts and has the power and authority as a business trust to carry on its business as described in the Prospectus. The Fund is qualified to the extent required as a foreign business trust under the laws of each jurisdiction in which the Fund has informed such counsel in the Officer's Certificate attached to such counsel's opinion that it owns or leases real property or conducts material operations;

                  (iii) the fund is registered with the Commission as a
             non-diversified, closed-end management investment company under the Investment Company Act; and to the best of such counsel's knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission;

                  (iv) the execution and delivery of each Fundamental Agreement by the Fund have been duly authorized by all requisite action on the part of the Fund, and each Fundamental Agreement has been duly executed and delivered by the Fund. Each Fundamental Agreement, other than this Agreement, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject to (A) applicable bankruptcy, reorganization, receivership, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, now or hereafter in effect, whether statutory or decisional, (B) with respect to the Advisory Agreement, termination under the Investment Company Act and (C) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (v) subject to the qualifications set forth below, the
             execution and delivery by the Fund of the Fundamental Agreements, the issuance and sale of the Shares to the Underwriters pursuant to this Agreement and compliance by the Fund with other provisions of the Fundamental Agreements and the consummation of the other transactions therein contemplated and the adoption of the Plan (A) do not require, under the laws of






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             the Commonwealth of Massachusetts, the State of New York, the State
             of Illinois or the federal securities laws of the United States of America, the consent, approval, authorization, registration, qualification or order of any court or governmental agency or body or national securities exchange or national securities association (except such as have been obtained under the Securities Act, the Investment Company Act, the Adviser Act and such as may be required by the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters), (B) do not conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indentures, mortgages, deeds of trust, leases or other agreements or instruments specifically identified to such counsel in the Officer's Certificate attached to such counsel's opinion as all of the material agreements to which the Fund is a party or by which it or any of its property is bound, or the declaration of trust or the by-laws of the Fund, or any of the judgments, decrees or orders specifically identified to such counsel in the Officer's Certificate attached to such counsel's opinion as all of the judgments, decrees and orders applicable to the Fund of any court or other governmental authority and (C) do not contravene any provision of the laws of the Commonwealth of Massachusetts, the State of New York, the State of Illinois or the federal securities laws of the United States of America which, in such counsel's experience, are normally applicable to transactions of the type contemplated by the Fundamental Agreements. Such counsel need not express any opinion as to any such consent, approval, authorization, registration, qualification or order (i) which may be required as a result of the involvement of the other parties to such agreements in the transactions contemplated by such agreements because of their legal or regulatory status or because of any other facts specifically pertaining to them, (ii) the absence of which does not have a material adverse effect on the Underwriters and does not deprive the Underwriters of any material benefit under such agreements; or (iii) which can be readily obtained without significant delay or expense to the Underwriters, without loss to the Underwriters of any material benefit under such agreements and without any material adverse effect on the Underwriters during the period such consent, approval, authorization, registration, qualification or order was not obtained;

                  (vi) the authorized shares of beneficial interest of the Fund conform in all material respects to the description thereof contained in the Prospectus; and the declaration of trust and by-laws of the Fund, conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus;

                  (vii) the declaration of trust and by-laws of the Fund and the
             Fundamental Agreements comply in all material respects with all applicable provisions of the Investment Company Act;

                  (viii) the Common Shares outstanding prior to issuance of the
             Shares have been duly authorized and are validly issued, fully paid and, subject to the statements set forth below regarding the liability of shareholders of a Massachusetts business trust, non-assessable and the form of temporary certificate used to evidence the Common Shares is in due and proper form and complies with all provisions of applicable law;

                  (ix) the Shares have been duly authorized and, when issued, paid for and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and, subject to the statements set forth below regarding the liability of shareholders of a Massachusetts business trust, non-assessable and the issuance of the Shares will not be subject to any preemptive rights;

                  (x) such counsel has been advised by the New York Stock
             Exchange that the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and has been orally advised by the staff of the Commission that the Fund's Registration Statement on Form 8-A under the Exchange Act is effective;

                  (xi) the statements in the Prospectus under "Taxation" and
             "Description of Capital Structure," insofar as such statements constitute a summary of the law or legal conclusions, documents or proceedings referred to therein, are accurate in all material respects. Such statements are based on current applicable laws and such counsel's understanding of the Fund's proposed operations as disclosed in the Prospectus; and, to the best knowledge of such counsel (based solely on information provided to such counsel in the Officer's Certificate attached to such counsel's opinion), there are no legal or governmental proceedings against the Fund pending or threatened, that are required to be described in the Registration Statement or the Prospectus and are not so described; and

                  (xii) the Registration Statement (exclusive of any appendices, annexes, schedules and exhibits thereto) as of the date of its effectiveness, the Notification as of its date and the Prospectus and any supplements or amendments thereto as of their respective dates each appeared on its face to be appropriately responsive in all material respects to the requirements of the Acts; except that in each case such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein or express any opinion as to the financial statements, schedules and other financial or statistical data or any appendices, exhibits, schedules or annexes included therein, excluded therefrom or incorporated by reference therein.

         Such counsel shall also include in such opinion a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Fund, the independent public accountants for the Fund and the Underwriters or their representatives at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel that have led such counsel to believe either that the Registration Statement (exclusive of any appendices, annexes, schedules and exhibits thereto), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel does not express any belief with respect to the financial statements, schedules and other financial or statistical data included in, omitted from or incorporated by reference in the Registration Statement, the Prospectus, or the exhibits, annexes or appendices to the Registration Statement.

         Such counsel may include language in its opinion to the effect that with respect to the opinions expressed in numbered paragraphs (viii) and (ix) above such counsel notes that pursuant to certain decisions of the Supreme Judicial Court of the Commonwealth of Massachusetts, shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust.

            (e) You shall have received on the Closing Date an opinion of the office of the general counsel for the Adviser, dated the Closing Date, to the effect that:

                  (i) the Adviser has been incorporated, has legal existence and is in good standing as a corporation under the laws of the State of Delaware and has the corporate power and authority to carry on its business as described in the Prospectus. The Adviser is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Adviser;

                  (ii) the Adviser is registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement as an investment adviser to the Fund as contemplated by the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of such counsel's knowledge, threatened by the Commission;

                  (iii) the execution and delivery of each of this Agreement and the Advisory Agreement by the Adviser have been duly authorized by all requisite action on the part of the Adviser, and each of this Agreement and the Advisory Agreement has been duly executed and delivered by the Adviser. The Advisory Agreement, assuming due authorization, execution and delivery by the Fund, constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to (A) applicable bankruptcy, reorganization, receivership, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, now or hereafter in effect, whether statutory or decisional, (B) termination of the Advisory Agreement under the Investment Company Act and (C) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (iv) to such counsel's knowledge, the execution and delivery by the Adviser of this Agreement and the Advisory Agreement and compliance by the Adviser with the provisions thereof and the consummation of the transactions therein contemplated (A) do not require, under the laws of the State of Illinois or the federal securities laws of the United States of America, the consent, approval, authorization, registration, qualification or order of any court or governmental agency or body or national securities exchange or national securities association, (B) do not conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Adviser is a party or by which it or any of its property is bound, or the certificate of incorporation or the by-laws of the Adviser, or any judgments, decrees or orders, known to such counsel, applicable to the Adviser, of any court or other governmental authority and (C) do not contravene any provision of the laws of the State of Illinois or the federal securities laws of the United States of America applicable to transactions of the type contemplated by this Agreement and the Advisory Agreement. Such counsel need not express any opinion as to any such consent, approval, authorization, registration, qualification or order (x) which may be required as a result of the involvement of the other parties to such agreements in the transactions contemplated by such agreements because of their legal or regulatory status or because of any other facts specifically pertaining to them, (y) the absence of which does not have a material adverse effect on the Underwriters and does not deprive the Underwriters of any material benefit under such agreements or (z) which can be readily obtained without significant delay or expense to the Underwriters, without loss to the Underwriters of any material benefit under such agreements and without any material adverse effect on the Underwriters during the period such consent, approval, authorization, registration, qualification or order was not obtained;

                  (v) to the best knowledge of such counsel, there are no
             actions, investigations or other proceedings of any nature, whether foreign or domestic, pending, commenced or threatened, which in any case or in the aggregate, might result in any material adverse change in the business of the Adviser or which question the validity of this Agreement or the Advisory Agreement or the performance by the Adviser of such Agreements; and

                  (vi) the description of the Investment Adviser in the
             Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) You shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Underwriters, dated the Closing Date, to the effect that:

                  (i) the statements in the Prospectus under "Underwriters", insofar as such statements constitute a summary of the law or legal conclusion, documents or proceedings referred to therein, are accurate in all material respects and fairly present the information called for with respect to such legal matters, legal conclusions, documents and proceedings and fairly summarize the matters referred to therein; and

                  (ii) such counsel (A) is of the opinion that the Registration
             Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to Section 6(f)(ii) above, Davis Polk & Wardwell may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to Section 6(f) above, Davis Polk & Wardwell may rely, to the extent such counsel deems appropriate, upon the representations of the Fund contained herein.

            (g) You shall have received on the Closing Date a certificate from a duly authorized officer of the Custodian, certifying that the Custodian Agreement is in full force and effect and is the legal, valid, binding and enforceable obligation of the Custodian, assuming that such Agreement is a legal, valid, binding and enforceable obligation of the other party thereto.

            (h) You shall have received on the Closing Date a certificate from a duly authorized officer of the Administrator certifying that the Administration Agreement is in full force and effect and is the legal, valid, binding and enforceable obligation of the Administrator, assuming that such Agreement is a legal, valid, binding and enforceable obligation of the other party thereto.

            (i) The Underwriters shall have received on the date of this Agreement a letter dated such date, and also on the Closing Date a letter dated the Closing Date, in each case in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "COMFORT LETTERS" to underwriters with respect to the statement of assets and liabilities and certain financial information regarding the Fund contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof.

            (j) The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on each Option Closing Date of such updated versions of the documents, certificates and opinions set forth above in this Section 6 as you may reasonably request with respect to the good standing of the Fund and the Adviser, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

         7. Covenants of the Fund. In further consideration of the agreements of the Underwriters herein contained, the Fund covenants with each Underwriter as follows:

            (a) To notify you immediately, and confirm such notice in writing,
         (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period described in Section 7(d) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order as soon as reasonably practicable.

            (b) To furnish to you, without charge, a signed copy of each of the Notification and the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Notification and the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M., New York City time on the business day next succeeding the date of this Agreement and during the period described in Section 7(d) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

            (c) Before amending or supplementing the Registration Statement or the Prospectus at any time during the period described in Section 7(d) below, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 497(b) or (h) under the Securities Act any prospectus required to be filed pursuant to such Rule.

            (d) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense (or, if any statements in question concern information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you, at the expense of the Underwriters), to the Underwriters and to the dealers (whose names and addresses you will furnish to the Fund) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

            (e) To use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

            (f) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (g) To make generally available to the Fund's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending June 30, 1999 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

            (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Fund's counsel and the Fund's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus, the Notification, and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the printing of this Agreement, the Underwriters' Questionnaire and such other agreements as you may reasonably request, (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iv) furnishing such copies of the Registration Statement, the Notification, the Prospectus and any related preliminary prospectus, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in
         Section 7(f) above, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (vi) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (vii) the fees and expenses incurred with respect to the listing of the Shares on the New York Stock Exchange, including the listing fees of the New York Stock Exchange and the preparation, printing and the filing fees with respect to the distribution of documents relating thereto, and the registration of the Shares under the Exchange Act, (viii) the cost of printing certificates representing the Shares, (ix) the costs and charges of any transfer agent, registrar or depositary, (x) the costs and expenses of the Fund relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund or the Adviser, travel and lodging expenses of the representatives and officers of the Fund and the Adviser and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (xi) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section 7; provided that the obligation of the Fund to pay the foregoing expenses shall not exceed, in the aggregate, an amount equal to the product of $0.02 times the number of Shares purchased by the Underwriters hereunder.

         8. Indemnity and Contribution.

            (a) Each of the Fund and the Adviser, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (a "CONTROLLING

         PERSON") from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, any Omitting Prospectus or the Prospectus (as amended or supplemented if the Fund shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information relating to any Underwriter or furnished to the Fund or the Adviser in writing by any Underwriter through you expressly for use therein; provided that the foregoing indemnity agreement with respect to any preliminary prospectus or any Omitting Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Shares or Additional Shares, or any person controlling such Underwriter, if a copy of a Prospectus (as then amended or supplemented if the Fund shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares or Additional Shares to such person, and if a Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Fund with Section 7(b) hereof; provided further, that the Adviser will be required to indemnify and hold harmless any indemnified party pursuant to this
         Section 8(a) only to the extent that the Fund fails to indemnify and hold harmless such indemnified party pursuant to this Section 8(a).

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Adviser, their respective directors or trustees, and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act or
         Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus (as amended or supplemented if the Fund shall have furnished any amendments or supplements thereto), any preliminary prospectus, or any Omitting Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Fund or the Adviser in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is under stood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (x) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (y) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its trustees, its officers who sign the Registration Statement and each person, if any, who controls the Fund within the meaning of either such Section, and (z) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Adviser, its directors and each person, if any, who controls the Adviser within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund. In the case of any such separate firm for the Adviser, and such directors and control persons of the Adviser, such firm shall be designated in writing by the Adviser. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if
         (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by such sentence effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such Section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by Section 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) above but also the relative fault of the Fund and the Adviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The benefits received by the Fund or the Adviser shall be deemed to equal the aggregate public offering price of the Shares. The benefits received by the Underwriters shall be deemed to equal the product of $0.40 times the aggregate number of Shares purchased by the Underwriters hereunder. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or the Adviser on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

            (e) The Fund, the Adviser and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (f) The indemnity and contribution provisions contained in this
         Section 8 and the representations and warranties of the Fund and the Adviser contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
         (ii) any investigation made by or on behalf of any Underwriter, its officers or directors or any person controlling any Underwriter, the Adviser, its officers or directors or any person controlling the Adviser or the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

         9. Termination. This Agreement shall be subject to termination by notice given by you to the Fund, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange or, with respect to financial products, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and (b) in the case of any of the events specified in Sections 9(a)(i) through (iv), such event singly or together with any other such event makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

         10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) notification of the effectiveness of the Registration Statement by the Commission.

         If, on the Closing Date or any Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting

Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this
Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Fund for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Fund and the Adviser. In any such case either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on any Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund or the Adviser to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund or the Adviser shall be unable to perform its obligations under this Agreement, the Fund or the Adviser, as the case may be, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

         11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.



                                            Very truly yours,

                                            VAN KAMPEN AMERICAN CAPITAL
                                                 SENIOR INCOME TRUST

                                            By
                                               ---------------------------------
                                               Name:


                                            VAN KAMPEN AMERICAN CAPITAL
                                                 INVESTMENT ADVISORY CORP.

                                            By
                                               ---------------------------------
                                               Name:

Accepted as of the date hereof

MORGAN STANLEY & CO.
         INCORPORATED
A.G. EDWARDS & SONS INC.
ADVEST, INC.
ROBERT W. BAIRD & CO.
         INCORPORATED
DAIN RAUSCHER WESSELS
FAHNESTOCK & CO. INC.
FIRST OF MICHIGAN CORPORATION
GRUNTAL & CO. INC.
INTERSTATE/JOHNSON LANE
         CORPORATION
JANNEY MONTGOMERY SCOTT INC.
LEGG MASON WOOD WALKER,
         INCORPORATED
MCDONALD & COMPANY
         SECURITIES, INC.
RAYMOND JAMES & ASSOCIATES, INC.

Acting on behalf of themselves
         and the several Underwriters
         named in Schedule I hereto.

By MORGAN STANLEY & CO.
         INCORPORATED


By
   ------------------------------------------
   Name:




                                                                         NUMBER OF FIRM SHARES
                     UNDERWRITER                                            TO BE PURCHASED
---------------------------------------------------------------          ---------------------
Morgan Stanley & Co. Incorporated.............................
A.G. Edwards & Sons Inc.......................................
Advest, Inc...................................................
Robert W. Baird & Co. Incorporated............................
Dain Rauscher Wessels.........................................
Fahnestock & Co. Inc..........................................
First of Michigan Corporation.................................
Gruntal & Co. Inc.............................................
Interstate/Johnson Lane Corporation...........................
Janney Montgomery Scott Inc...................................
Legg Mason Wood Walker, Incorporated..........................
McDonald & Company Securities, Inc............................
Raymond James & Associates, Inc...............................

[NAMES OF OTHER UNDERWRITERS].................................




                                                                         ---------------------


Total:........................................................           =====================